2017 Annual Shareholders Meeting

Welcome to the 2017 Annual Shareholders’ Meeting Karen W. Stanley Chairman of the Board 1

Agenda • Business Meeting • Introductions • Reading of the Minutes • Shareholder Voting • Presentations • Financial Results – Debbie Jordan • Strategic Update – Greg Dufour • Questions and Answers 2

Camden National Bank Board of Directors • Karen Stanley, Chair • Larry Sterrs, Vice Chair • Gregory Dufour, President/CEO • Ann Bresnahan • William Dubord • David Flanagan • John Holmes • James Markos, Jr. • Robert Merrill • David Ott • John Rohman • Carl Soderberg • Rosemary Weymouth 3

Camden National Corporation Board of Directors • Karen Stanley, Chair • Larry Sterrs, Vice Chair • Gregory Dufour, President/CEO • Ann Bresnahan • Craig Denekas (new) • David Flanagan • John Holmes • Catherine Longley • David Ott • James Page, Ph.D. • John Rohman • Carl Soderberg 4

Senior Management Team • Gregory Dufour, President and Chief Executive Officer • Joanne Campbell, EVP - Risk Management Officer • Mary Beth Haut, EVP – Director of Wealth Management • Mac Hayden, EVP – Chief Credit Officer • Debbie Jordan, CPA, EVP – COO and CFO • Tim Nightingale, EVP - Senior Lending Officer • June Parent, EVP - Senior Retail Banking Officer • Renee Smyth, SVP – Chief Marketing Officer • Ted Walbridge, SVP – Director of Human Resources 5

Meeting Minutes 6

• Judges of Election • Paul Gibbons • Thomas Jackson • Proxies • Jeffrey Weymouth • Parker Laite, Jr. • Alternates • Arthur Sprowl 7

• Proposal 1: Election of Directors • John Holmes • David Ott • John Rohman • Larry Sterrs • Proposal 2: “Say On Pay” • Proposal 3: Frequency of “Say on Pay” Proposals 8

• Proposal 4: Ratification of 2012 Equity and Incentive Plan • Proposal 5: Ratification of Independent Registered Public Accounting Firm • RSM US LLP • Proposal 6: Amendment to the Articles of Incorporation Proposals - continued 9

Submission of Proxy Votes 10

Financial Results for 2016 and First Quarter 2017 Debbie Jordan Executive Vice President and Chief Operating and Financial Officer 11

Forward Looking Statements This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. 12

2016 Financial Performance • Successful integration of The Bank of Maine • Strong financial results thru revenue growth and expense management 13 $23.4 $22.8 $24.6 $21.0 $40.1 2012 2013 2014 2015 2016 Net Income (in Millions)

CAC INDB TRST TMP WASH BHLB BRKLCNBKA FISI AROW UBNK MBVT FNLC EBTC BHB EBSB BPFH HIFS FBNK BLMT CBU NBTB 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% RE T URN ON AVERAG E TA N G I BLE EQU I T Y RETURN ON AVERAGE ASSETS High Performing Bank 14 Return on Average Tangible Equity is a non-GAAP financial measure. Source: SNL Financial Camden National ROA – 1.04% ROATE – 14.76%

(1) Non-GAAP measure. Please refer to the earnings release filed on Form 8-K on April 25, 2017 for the “Reconciliation of non-GAAP to GAAP Financial Measures” section. 1st Quarter 2017 Financial Results 15 March 31, Increase (Decrease) (in thousands, except per share) 2017 2016 $ % Revenue (Net Interest Income plus Fee Income) 36,427$ 35,869$ 558$ 2% Expenses/Provision/Taxes (26,351) (27,223) (872) -3% Net Income 10,076$ 8,646$ 1,430$ 17% Return on Average Assets 1.05% 0.93% 0.12% 13% . Return on Average Tangible Equity 1 14.37% 13.56% 0.81% 6%

One Year Total Return 16 Proxy Peer – Average of 21 publicly traded commercial and savings banks in the Northeast. Source: SNL Financial - Total Return includes Stock Appreciation and Dividends from 4/21/16 to 4/21/17 23.25% 32.03% 37.23% 44.07% 53.35% SNL $1B to $5B Bank Index KBW Bank Index Proxy Peer Group Average Russell 2000 Index Camden National

Voting Results Karen W. Stanley Chairman of the Board 17

Strategic Overview Greg Dufour President and Chief Executive Officer 18

Camden National Corporation • Headquartered in Maine – largest bank in Northern New England • Full-service community bank • Focused on delivering long-term shareholder value through banking, brokerage and wealth management services • Operates in Maine, New Hampshire and Massachusetts • Market cap over $650 million 19

Focused on Growing and Diversifying Revenue 20 Camden National Corporation • 60 banking centers • 2 wealth management offices • 1 loan production office (NH) • 1 mortgage office (MA) • Robust digital banking

$195 million of Capital Returned to Investors 21 (a) 2005 and 2011, special dividend of $0.50 per share. (b) 2006 issuance of trust preferred and share buyback. $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 2002 2003 2004 2005(a) 2006(b) 2007 2008 2009 2010 2011(a) 2012 2013 2014 2015 2016 M ill io n s Dividends Buybacks $195

-50% 0% 50% 100% 150% 200% 250% 300% 350% Apr-02 Apr-03 Apr-04 Apr-05 Apr-06 Apr-07 Apr-08 Apr-09 Apr-10 Apr-11 Apr-12 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 CAC SNL U.S. Bank $1B-$5B S&P 500 Focused on Return to Shareholders 22 CAC 308% 183% 152% Average annual return of 9.83% Source: SNL Financial

Why be a Shareholder of Camden National? • Track record of consistent and stable earnings • Diversified business model • Proven management team • Favorable trading range to book • Solid and consistent record of dividends 23

Question & Answers 24